Filed pursuant to Rule 497(e)
File Nos. 033-12213; 811-05037

CONGRESS MID CAP GROWTH FUND
Retail Class – Ticker: CMIDX
Institutional Class – Ticker: IMIDX
CONGRESS LARGE CAP GROWTH FUND
Retail Class – Ticker: CAMLX
Institutional Class – Ticker: CMLIX
CONGRESS SMALL CAP GROWTH FUND
Retail Class – Ticker: CSMVX
Institutional Class – Ticker: CSMCX

(each a “Fund”, and together the “Funds”)
each a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated February 10, 2026 to
the Statutory Prospectus dated February 28, 2025

Effective immediately, the following sections of the Funds’ Prospectus have been revised to include updated information.

The following information is added under “INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS”, immediately below the paragraph entitled “Temporary Defensive Positions” in the Funds’ Prospectus:
ReFlow Liquidity Program. The Fund participates in the ReFlow Liquidity Program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds (including the Fund) with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. The Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s available cash to participating funds is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases or at the end of a maximum holding period determined by ReFlow (currently 8 days), or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. Pursuant to the program, ReFlow may purchase Institutional Class shares of the Fund.
For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is .14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate. . The actual fee rate that may be charged to the Fund therefore may be higher than .14%. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow will periodically redeem its entire share position in the Fund and may request that such redemption be met in-kind in accordance with the Fund’s Reflow Program redemption in-kind policies described under “Redemption In-Kind” in the Prospectus.
When purchasing Institutional Class shares of the Fund, ReFlow is not subject to the Fund’s investment minimum or redemption fee. In addition, investments in the Fund by ReFlow are not subject to the Fund’s policy regarding excessive trading described under “Tools to Combat Frequent Transactions” in the Prospectus. The Board has approved the Fund’s use of the Reflow Liquidity Program.
The “Waiver/Reduction of Investment Minimums” row in the table under “SHAREHOLDER INFORMATION – Description of Classes” on page 26 of the Fund’s Prospectus is hereby deleted and replaced with the following:

Retail Class	Institutional Class
Waiver/Reduction of Investment Minimums	The Advisor may waive or reduce the initial or subsequent minimum investment amounts in certain circumstances.	Although not limited to the list below, the Advisor (or in certain cases, Trust Officers) may waive or reduce the initial or subsequent minimum investment amounts in any of following circumstances:
• Retirement, defined benefit and pension plans with plan assets of at least $25 million;
• Bank or Trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
• Institutional clients of the Advisor;
• Trustees and Officers of the Trust; and
• Employees of the Advisor and its affiliates and their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and Uniform Gifts or Transfers to Minors Act accounts naming qualifying persons).
• For shares purchased pursuant to the ReFlow liquidity program.

The paragraph entitled “Tools to Combat Frequent Transactions” and the succeeding paragraph on page 34 of the Fund’s Prospectus are hereby deleted and replaced with the following:
Tools to Combat Frequent Transactions. The Board has adopted a policy regarding excessive trading. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity, imposing redemption fees, if necessary, or using fair value pricing when appropriate, under procedures as adopted by the Advisor, when the Advisor determines current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.
In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Fund’s shares is believed by the Advisor to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-

month period. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests. Except as noted in this Prospectus, the Fund applies all restrictions uniformly in all applicable cases. (Purchases and redemptions of Fund shares by ReFlow Fund, LLC in connection with the Fund’s participation in the ReFlow Liquidity Program (see “Investment Objective, Principal Investment Strategies, and Risks – ReFlow Liquidity Program”) are not subject to these limitations.)

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Please retain this Supplement with your Prospectus.

CONGRESS MID CAP GROWTH FUND
Retail Class – Ticker: CMIDX
Institutional Class – Ticker: IMIDX
CONGRESS LARGE CAP GROWTH FUND
Retail Class – Ticker: CAMLX
Institutional Class – Ticker: CMLIX
CONGRESS SMALL CAP GROWTH FUND
Retail Class – Ticker: CSMVX
Institutional Class – Ticker:

(each a “Fund”, and together the “Funds”)
each a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated February 10, 2026 to
the Statement of Additional Information dated February 28, 2025

Effective immediately,, the following information is added under “Investment Policies and Risks” in the Funds’ SAI:

ReFlow Liquidity Program. The Fund participates in the ReFlow Fund, LLC ("ReFlow") liquidity program. ReFlow operates an auction program (the "Auction Program") through which it makes a source of capital available to participating funds (like the Fund) to allow participating funds to satisfy some or all of their daily net redemption requests. This program is designed to provide an alternative liquidity source to funds on days where redemptions of fund shares exceed purchases. ReFlow makes the Auction Program available to eligible funds on an investment blind basis, meaning that ReFlow stands ready to purchase shares of participating funds that submit successful bids without regard to their investment objectives or performance.

The Fund has determined to make its Institutional Class shares available for purchase by ReFlow through the Auction Program. With respect to shares purchased through the Auction Program, ReFlow will not be subject to any investment minimum applicable to such shares. There is no assurance that, on any given
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day, either the Fund will be successful during the Auction, or that ReFlow will have sufficient funds available to meet the Fund’s needs.

Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow's discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareowner. For use of the ReFlow service, a participating fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow although the Fund may submit a higher bid. The actual fee rate that may be charged to the Fund may therefore be higher than .14%. The costs to the Fund for participating in the Auction Program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. Such a fee is allocated among the Fund's share classes based on relative net assets.

In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow will periodically redeem its entire share position in the Fund and may request that any redemption of shares purchased through the Auction Program be met in-kind in accordance with the Fund's ReFlow in-kind redemption policies. When Reflow redeems in kind, it is anticipated that the use of the program will reduce a Fund's realization of capital gains.

When purchasing Institutional shares of the Fund, ReFlow is not subject to the Fund’s investment minimum or redemption fee. In addition, investments in the Fund by ReFlow are not subject to the Fund’s policy regarding excessive trading described under “Tools to Combat Frequent Transactions” in the Prospectus.
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Please retain this Supplement with your Statement of Additional Information.
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